SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND:

DWS VARIABLE SERIES II
DWS Alternative Asset Allocation VIP

Effective May 11, 2012, the following disclosure replaces the disclosure in the “The Investment Advisor” sub–section of the section entitled “WHO MANAGES AND OVERSEES THE FUND” in the fund’s statutory prospectus:

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back–office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

On May 11, 2012, Deutsche Bank AG announced that it intends to focus its exclusive negotiations with Guggenheim Partners on a potential sale of certain portions of its global asset management business relating to its RREEF group, Deutsche Asset Management’s real estate and alternative asset management business. Deutsche Bank’s RREEF group includes RREEF America L.L.C., the fund’s sub–advisor. This announcement follows Deutsche Bank’s prior announcements relating to its strategic review of certain of its global asset management businesses. There is no assurance that Deutsche Bank will reach an agreement to sell its RREEF group to Guggenheim Partners or any other party. It is expected that any such transaction would result in the termination of the fund’s existing sub–advisory arrangement with RREEF America L.L.C. Any new sub–advisory arrangement would be subject to approval by the fund’s board of trustees.

Please Retain This Supplement for Future Reference

May 14, 2012
PROSTKR-159